UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Report to Shareholders

Global Multi-Sector Bond Fund	May 31, 2018

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND

HIGHLIGHTS

■

Yields on developed market government bonds increased in the 12-month period, while corporate bonds remained at elevated valuations and the U.S. dollar weakened early but then strengthened later in the period.

■	The Global Multi-Sector Bond Fund outperformed its market benchmark and its Lipper peer group average over the reporting period.
■	The fund’s relative performance benefited from our interest rate and country positioning, while currency positioning weighed on relative returns.
■	At the end of the reporting period, the fund was positioned for higher rates, weaker corporate bond markets, and a weaker U.S. dollar.

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CIO Market Commentary

Dear Shareholder

Your fund’s fiscal year ended in May was marked by a broadly positive environment for most financial assets. Stocks outperformed bonds, and investors were also rewarded for taking a more aggressive stance in both of the broad asset classes—highly valued growth stocks outpaced value shares and higher-yielding, lower-quality bonds outperformed safer issues.

The synchronized global expansion, with all of the major economies growing in tandem, deserved part of the credit for the outperformance of risk assets. European economic growth remained on track as the Continent moved firmly beyond its banking crisis earlier in the decade. After notching its longest stretch of growth since the late 1980s, the Japanese economy contracted slightly in the first quarter, but most observers expect the dip to be temporary. Meanwhile, China beat elevated growth expectations even as the country’s leadership tightened environmental rules and clamped down on financial excesses.

The U.S. economy seemed to be shifting into higher gear as the period drew to a close, helped in part by fiscal stimulus from the tax cuts passed in December 2017. This proved a mixed blessing for investors, as corporate earnings were robust but long-term interest rates moved sharply higher. The yield on the benchmark 10-year Treasury note rose from around 2.40% at the start of December to almost 3% in late March, when Congress passed a spending bill that raised concerns about further increasing the federal deficit. In May, the 10-year yield briefly touched 3.12%—its highest level in seven years.

Long-term Treasury bonds performed particularly poorly as rates rose, while corporate bonds and riskier securities whose repayment depends more on healthy earnings held up somewhat better. The threat of higher rates also increased volatility in the stock market. This was particularly true in February, when a jump in wage inflation (which later proved temporary) sparked a sell-off on Wall Street and in global markets.

The prospects for faster growth in the U.S. reinforced expectations for tighter monetary policy relative to the rest of the world, which caused the gap to widen between interest rates in the U.S. and most other countries. The Federal Reserve raised official short-term interest rates three times over the past 12 months, while the Bank of Japan (BoJ) and the European Central Bank (ECB) kept rates near zero. The BoJ and ECB also continued buying long-term assets in their respective markets, keeping a lid on long-term interest rates. A notable exception was Italy, where bond yields spiked in response to worries that a new populist government might adopt less fiscally sound policies.

Relatively higher U.S. interest rates pulled in assets from other markets and contributed to a rise in the dollar relative to many other currencies in April and May, reversing a stretch of dollar weakness in 2017. The greenback’s strength could pose a problem for emerging markets by driving up import costs and making the repayment of dollar-denominated debt more difficult. Countries that are more exposed to those risks, such as Argentina and Turkey, experienced bigger downturns.

Investors clearly grew more cautious late in the period. Worries deepened in particular about a rising tide of protectionism as President Trump pivoted toward a populist trade agenda, announcing a series of new tariffs following the departures of some important free trade advocates from his administration. U.S. trading partners responded with tariffs of their own, and it remains unclear as of this writing how much further tensions will intensify. Indeed, U.S. markets fell sharply on May 31, the last day of your fund’s fiscal year, after the Trump administration announced that it would impose previously delayed aluminum and steel tariffs on Canada, Mexico, and the European Union.

The central question for investors now appears to be whether the global expansion and the related global bull market in risk assets has entered its later stages, ushering in higher interest rates and inflation, along with potentially lower profit margins. The answer is far from clear, but you can rest assured that your fund manager is drawing on the collaboration and insights of T. Rowe Price’s extensive team of worldwide investment professionals to navigate the complex currents of the global economy.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high income and some capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The T. Rowe Price Global Multi-Sector Bond Fund returned 1.50% for the 12 months ended May 31, 2018, outperforming its benchmark, the Bloomberg Barclays Multiverse USD Hedged Index, and the Lipper Global Income Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Interest rate positioning made the largest contribution to the fund’s relative performance. The fund benefited from an underweight to developed market global sovereign debt and shorter-than-benchmark duration as rates increased due to surprisingly strong global growth in 2017. U.S. rates were particularly volatile and increased sharply, with the yield on the 10-year U.S. Treasury note climbing above 3.10% in May after starting the reporting period at 2.21%. The yield increases on UK government bonds were more modest, while the yield on the 10-year German government note decreased slightly. The portfolio was underweight duration in the eurozone, Japan, and the UK, while we adjusted U.S. duration tactically and utilized both long- and short-duration positioning as interest rates shifted and we saw opportunities. (Duration measures a bond fund’s sensitivity to changes in interest rates.)

The fund’s overall currency positioning weighed on relative returns, particularly late in the reporting period as the U.S. dollar strengthened, partially offsetting the benefits of our interest rate and country exposure. We tactically shifted the fund’s U.S. dollar positioning, ranging from long to short the dollar at various points as we sought to take advantage of anticipated foreign exchange movements. A long position in the Brazilian real late in the period weighed on performance as Brazil’s political turmoil dragged the currency lower against the U.S. dollar. A tactical long position in the Turkish lira early in the reporting period was also impactful as rising geopolitical risks in Turkey weighed on the currency. However, a long South African rand position that benefited from Jacob Zuma’s resignation as the country’s president offset some of the drag from the exposure to the real and the lira.

When determining portfolio allocation targets among the various fixed income sectors, we actively consider both current and potential future liquidity. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging market corporate bonds is an example of a sector that can be difficult to buy or sell efficiently in a “flight to quality” environment.

The fund maintains material holdings in various types of derivatives, primarily for hedging risk or gaining exposure to certain sectors or currencies. We also periodically use currency derivatives to hedge foreign currency exposure, which reduces risk versus the benchmark that consists entirely of bonds denominated in, or hedged to, U.S. dollars. The ability to hedge is an integral part of our risk management on nondollar bonds. The fund’s exposure to currency derivatives did not have a material impact on performance during the reporting period.

How is the fund positioned?

The fund is positioned for higher rates, weaker corporate bond markets, and a weaker U.S. dollar. Our interest rate exposure involves short relative duration positions in Japan, the eurozone, and the UK. Our highest conviction in increasing yields is in Germany as a result of the relatively low yields on German government debt and the impending end of European Central Bank (ECB) quantitative easing. Our U.S. duration position is approximately in line with that of the benchmark. The portfolio is overweight emerging market duration, although we reduced this exposure near the end of the reporting period. While the monetary easing cycles in some emerging markets have ended or appear to be approaching an end, we still see near-term opportunities in the debt of countries where longer-maturity rates will likely increase less, such as Thailand and Malaysia. We also favor emerging markets, including Brazil and South Africa, where idiosyncratic events have been driving the market and creating attractive valuations.

Our exposure to corporate bond markets remains modest relative to the portfolio’s history. With credit spreads tight for this point in the credit cycle, we see limited value in corporate debt. (Credit spreads measure the additional yield that investors demand to hold a bond with credit risk relative to a comparable-maturity, high-quality government bond.) We rely on our credit analysts to find opportunities in specific corporate bonds, and we modestly increased our high yield exposure near the end of the period by adding bonds that our analysts identified as “all-weather” issues that could better maintain their value late in the economic cycle.

In terms of currency positioning, we had tactical exposure to currencies with attractive valuations that we expected to benefit from a turn in the U.S. dollar’s recent strengthening trend. The portfolio was long the euro, which we expect to benefit from the anticipated end of the ECB’s bond purchases, and the Australian dollar. We also had long positions in emerging market currencies that appeared to have fallen to attractive valuation levels during the U.S. dollar’s rally. These included the Brazilian real, the Mexican peso, and the Indonesian rupiah.

What is portfolio management’s outlook?

We expect the major developed market central banks to unwind their accommodative monetary policy measures, albeit with different starting points and at different paces. The U.S. Federal Reserve is likely to continue to make quarterly rate hikes in 25-basis-point increments while steadily reducing the reinvestment of its balance sheet holdings. (A basis point is 0.01 percentage points.) The ECB recently stated its intention to end its bond buying at the close of 2018. However, the Japanese economic cycle is lagging behind other developed markets, so we expect it will be some time before the Bank of Japan begins to taper its monetary easing measures. As central banks remove their monetary accommodation, rates in developed markets are likely to increase. However, we expect the relatively attractive yields of U.S. Treasuries to generate demand, limiting U.S. rate increases versus other high-quality developed markets.

Volatility has been meaningfully higher in 2018 than last year when it was at historically low levels, and we believe it will continue at a higher level as central banks gradually remove monetary accommodation. We also anticipate that idiosyncratic events, such as the political turmoil in Italy that triggered renewed concerns about eurozone stability in late May, will play a larger role in driving markets. These events can create opportunities to tactically allocate to sectors or securities where prices have moved beyond fair value.

In terms of management of the fund, on January 31, 2018, Kenneth Orchard joined Steven Huber as co-portfolio manager. Mr. Orchard, who is based in London, has been with T. Rowe Price since 2010 and is also a co-portfolio manager of the T. Rowe Price International Bond Fund. On December 31, 2018, Mr. Huber will step down and Mr. Orchard will become the fund’s sole portfolio manager. Mr. Huber plans to retire from T. Rowe Price at the end of 2018.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 17.3%		
FINANCIAL INSTITUTIONS 3.6%		
Banking 2.2%		
Banco de Bogota, 4.375%, 8/3/27 (1)	1,000	922
Bank of America, 3.248%, 10/21/27	95	88
Bank of East Asia, VR, 5.50% (2)(3)	1,500	1,483
BBVA Bancomer, VR, 5.35%, 11/12/29 (3)	1,500	1,421
CaixaBank, VR, 2.75%, 7/14/28 (EUR)(3)	2,100	2,447
Credit Agricole, 3.25%, 10/4/24 (1)	3,225	3,044
Credit Suisse Group Funding, 1.25%, 4/14/22 (EUR)	600	710
Goldman Sachs Group, 3.50%, 11/16/26	1,235	1,171
HBOS, 5.374%, 6/30/21 (EUR)	100	134
Intesa Sanpaolo, 1.375%, 1/18/24 (EUR)	300	339
Intesa Sanpaolo, 3.125%, 7/14/22 (1)	2,310	2,158
Intesa Sanpaolo, 3.928%, 9/15/26 (EUR)	300	357
Morgan Stanley, VR, 3.971%, 7/22/38 (3)	85	79
UBS Group Funding, 4.125%, 9/24/25 (1)	1,580	1,577
UniCredit, 4.625%, 4/12/27 (1)	1,040	979
		16,909
Finance Companies 0.1%		
SLM, 5.125%, 4/5/22	505	502
		502
Financial Other 0.2%		
Cabot Financial, 7.50%, 10/1/23 (GBP)	400	555
DAE Funding, 5.00%, 8/1/24 (1)	695	657
		1,212
Insurance 0.1%		
CNO Financial Group, 5.25%, 5/30/25	425	429
		429

Real Estate Investment Trusts 0.8%		
Alexandria Real Estate Equities, 3.95%, 1/15/28	1,710	1,646
Brixmor Operating Partnership, 3.90%, 3/15/27	580	550
Brixmor Operating Partnership, 4.125%, 6/15/26	440	427
Inmobiliaria Colonial, 2.728%, 6/5/23 (EUR)	800	1,009
IRSA Propiedades Comerciales, 8.75%, 3/23/23	1,100	1,127
VEREIT Operating Partnership, 3.95%, 8/15/27	990	918
VICI Properties, 8.00%, 10/15/23	517	574
		6,251
Real Estate Management & Development 0.2%		
Yuzhou Properties, 6.00%, 1/25/22	1,500	1,413
		1,413
Total Financial Institutions		**26,716**
INDUSTRIAL 13.0%		
Basic Industry 1.2%		
ABJA Investment, 5.45%, 1/24/28	1,500	1,353
ArcelorMittal, 7.00%, 3/1/41	65	73
ArcelorMittal, 7.25%, 10/15/39	600	695
Celulosa Arauco y Constitucion, 5.50%, 11/2/47 (1)	315	309
Constellium, 5.75%, 5/15/24 (1)	1,005	972
Constellium, 6.625%, 3/1/25 (1)	2,445	2,430
Grinding Media, 7.375%, 12/15/23 (1)	300	316
Hudbay Minerals, 7.25%, 1/15/23 (1)	225	234
Hudbay Minerals, 7.625%, 1/15/25 (1)	1,240	1,305
Stillwater Mining, 7.125%, 6/27/25	1,600	1,543
		9,230
Capital Goods 0.4%		
Boral Finance Property, 3.00%, 11/1/22 (1)	245	238
Boral Finance Property, 3.75%, 5/1/28 (1)	340	327
Loxam, 7.00%, 7/23/22 (EUR)	1,010	1,232

StandardAero Aviation, 10.00%, 7/15/23 (1)	1,190	1,285
Welbilt, 9.50%, 2/15/24	150	166
		3,248
Communications 3.6%		
Altice Finco, 8.125%, 1/15/24 (1)	10	10
Altice Luxembourg, 7.75%, 5/15/22 (1)	400	384
America Movil, 6.45%, 12/5/22 (MXN)	2,000	92
CCO Holdings, 5.00%, 2/1/28 (1)	1,795	1,660
CCO Holdings, 5.50%, 5/1/26 (1)	2,490	2,403
Charter Communications Operating, 4.908%, 7/23/25	560	570
CSC Holdings, 10.875%, 10/15/25 (1)	1,248	1,448
Dish DBS, 7.75%, 7/1/26	675	582
Intelsat Jackson Holdings, 9.50%, 9/30/22 (1)	1,335	1,538
MTN Mauritius Investment, 4.755%, 11/11/24	1,500	1,415
Netflix, 5.875%, 11/15/28 (1)	2,775	2,799
ProSiebenSat.1 Media, 2.625%, 4/15/21 (EUR)	50	61
SBA Tower Trust, 2.898%, 10/8/19 (1)	645	641
Sirius XM Radio, 5.00%, 8/1/27 (1)	40	38
Sirius XM Radio, 6.00%, 7/15/24 (1)	875	895
Sky, 1.875%, 11/24/23 (EUR)	600	736
T-Mobile USA, 6.50%, 1/15/26	1,725	1,803
TDF Infrastructure, 2.50%, 4/7/26 (EUR)	800	963
Telecom Italia, 2.375%, 10/12/27 (EUR)	1,000	1,118
Telecom Italia, 5.303%, 5/30/24 (1)	2,490	2,477
Telesat Canada, 8.875%, 11/15/24 (1)	1,355	1,470
UnityMedia Hessen, 5.00%, 1/15/25 (1)	550	556
Univision Communications, 5.125%, 5/15/23 (1)	290	275
Univision Communications, 5.125%, 2/15/25 (1)	300	276
Virgin Media Finance, 6.375%, 4/15/23 (1)	775	785
Virgin Media Secured Finance, 5.50%, 8/15/26 (1)	350	331

Zayo Group, 6.375%, 5/15/25	1,820	1,843
		27,169
Consumer Cyclical 1.7%		
Aptiv, 1.50%, 3/10/25 (EUR)	600	702
Booking Holdings, 2.375%, 9/23/24 (EUR)	600	749
Codere Finance 2 Luxembourg, 6.75%, 11/1/21 (EUR)	500	565
Lithia Motors, 5.25%, 8/1/25 (1)	395	386
Prime Security Services, 9.25%, 5/15/23 (1)	1,731	1,835
QVC, 5.125%, 7/2/22	2,145	2,206
Scientific Games International, 10.00%, 12/1/22	1,460	1,564
SM Investments, 4.875%, 6/10/24	1,100	1,128
Tesla, 5.30%, 8/15/25 (1)	3,880	3,371
		12,506
Consumer Non-Cyclical 1.4%		
B&G Foods, 5.25%, 4/1/25	485	455
CVS Health, 3.70%, 3/9/23	3,290	3,269
Minerva Luxembourg, 6.50%, 9/20/26	1,800	1,665
MPH Acquisition Holdings, 7.125%, 6/1/24 (1)	120	124
Polaris Intermediate, 8.50%, 12/1/22 (1)(4)	95	98
Post Holdings, 5.625%, 1/15/28 (1)	1,010	954
Post Holdings, 8.00%, 7/15/25 (1)	490	549
Spectrum Brands, 5.75%, 7/15/25	425	422
Teva Pharmaceutical Finance III, 6.00%, 4/15/24	645	638
Teva Pharmaceutical Finance III, 6.75%, 3/1/28	600	608
TreeHouse Foods, 6.00%, 2/15/24 (1)	300	307
Valeant Pharmaceuticals, 6.50%, 3/15/22 (1)	500	521
Valeant Pharmaceuticals International, 6.75%, 8/15/21 (1)	500	506
Valeant Pharmaceuticals International, 7.50%, 7/15/21 (1)	575	585
		10,701

Energy 2.6%		
Boardwalk Pipelines, 4.45%, 7/15/27	185	182
Boardwalk Pipelines, 5.95%, 6/1/26	2,165	2,343
Cheniere Corpus Christi Holdings, 7.00%, 6/30/24	1,690	1,848
DCP Midstream Operating, 6.75%, 9/15/37 (1)	432	462
DCP Midstream Operating, 8.125%, 8/16/30	130	156
Enbridge, Series 16-A, VR, 6.00%, 1/15/77 (3)	890	851
Enbridge Energy Partners, 7.375%, 10/15/45	1,340	1,752
Hess, 5.80%, 4/1/47	1,500	1,583
Hess, 7.30%, 8/15/31	180	211
Hess, 7.875%, 10/1/29	105	129
Kosmos Energy, 7.875%, 8/1/21 (1)	670	678
Matador Resources, 6.875%, 4/15/23	1,530	1,599
Pampa Energia, 7.50%, 1/24/27	1,500	1,438
Sabine Pass Liquefaction, 5.00%, 3/15/27	1,095	1,129
Sabine Pass Liquefaction, 5.75%, 5/15/24	1,160	1,244
Seven Generations Energy, 5.375%, 9/30/25 (1)	1,760	1,698
Seven Generations Energy, 6.75%, 5/1/23 (1)	275	287
Woodside Finance, 3.65%, 3/5/25 (1)	145	142
Woodside Finance, 3.70%, 9/15/26 (1)	603	581
Woodside Finance, 3.70%, 3/15/28 (1)	1,261	1,201
		19,514
Industrial Other 0.2%		
Howard Hughes, 5.375%, 3/15/25 (1)	870	842
Mriya Agro Holding, 9.45%, 4/19/18 (5)(6)	400	33
Park-Ohio Industries, 6.625%, 4/15/27	275	284
Red Carreteras Occide, 9.00%, 6/10/28 (MXN)(1)	2,000	97
		1,256
Technology 1.6%		
Baidu, 3.875%, 9/29/23	3,355	3,364

Broadcom, 3.125%, 1/15/25	3,775	3,527
Sixsigma Networks Mexico, 7.50%, 5/2/25 (1)	1,500	1,462
Solera, 10.50%, 3/1/24 (1)	1,910	2,125
Vantiv, 4.375%, 11/15/25 (1)	240	227
Veritas, 7.50%, 2/1/23 (1)	600	572
Veritas, 10.50%, 2/1/24 (1)	830	708
		11,985
Transportation 0.3%		
Delta Air Lines PTT, Series 2015-1, Class B, 4.25%, 7/30/23	613	617
Emirates Airlines, 4.50%, 2/6/25	317	314
ICTSI Treasury, 5.875%, 9/17/25	900	948
		1,879
Total Industrial		**97,488**
UTILITY 0.7%		
Electric 0.5%		
Listrindo Capital, 4.95%, 9/14/26	1,200	1,131
NRG Energy, 5.75%, 1/15/28 (1)	290	287
NRG Energy, 7.25%, 5/15/26	1,900	2,038
		3,456
Natural Gas 0.2%		
Sempra Energy, 3.80%, 2/1/38	1,970	1,818
		1,818
Total Utility		**5,274**
Total Corporate Bonds (Cost $132,768)		**129,478**
ASSET-BACKED SECURITIES 1.4%		
Car Loan 0.6%		
AmeriCredit Automobile Receivables Trust Series 2016-4, Class D 2.74%, 12/8/22	565	557

Avis Budget Rental Car Funding Series 2013-1A, Class C 4.42%, 9/20/19 (1)	397	397
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (1)	935	928
CarMax Auto Owner Trust Series 2017-4, Class D 3.30%, 5/15/24	325	321
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (1)	100	99
Santander Drive Auto Receivables Trust Series 2015-2, Class E 4.02%, 9/15/22 (1)	1,750	1,758
SMART Trust Series 2016-2US, Class A4A 2.05%, 12/14/22	840	817
		4,877
Credit Card 0.2%		
Synchrony Credit Card Master Note Trust Series 2017-2, Class C 3.01%, 10/15/25	1,445	1,406
		1,406
Other Asset-Backed Securities 0.5%		
Diamond Resorts Owner Trust Series 2014-1, Class B 2.98%, 5/20/27 (1)	406	403
Hardee's Funding Series 2018-1A, Class AII 4.959%, 6/20/48 (1)	2,015	2,015
Hilton Grand Vacations Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	189	185
Hilton Grand Vacations Trust Series 2017-AA, Class B, VR 2.96%, 12/26/28 (1)(3)	350	343

MVW Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	63	62
MVW Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	93	91
MVW Owner Trust Series 2017-1A, Class B 2.75%, 12/20/34 (1)	234	227
MVW Owner Trust Series 2017-1A, Class C 2.99%, 12/20/34 (1)	282	274
Sierra Timeshare Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	19	19
		3,619
Student Loan 0.1%		
Navient Private Education Loan Trust Series 2017-A, Class B 3.91%, 12/16/58 (1)	805	780
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (1)	117	115
		895
Total Asset-Backed Securities (Cost $10,936)		**10,797**

BANK LOANS 2.0% (7)

Basic Industry 0.1%		
Encapsys, FRN, 3M USD LIBOR + 7.50%, 9.48%, 10/27/25	540	545
		545
Capital Goods 0.1%		
StandardAero Aviation Holdings, FRN, 3M USD LIBOR + 3.75% 5.73%, 7/7/22	677	679
		679
Communications 0.3%		
Asurion, FRN, 3M USD LIBOR + 6.00%, 7.98%, 8/4/25	1,780	1,822

Cologix, FRN, 3M USD LIBOR + 3.00%, 4.961%, 3/21/24	779	779
		2,601
Consumer Cyclical 0.3%		
Caesars Resort Collection, FRN, 3M USD LIBOR + 2.75% 4.73%, 12/22/24	1,277	1,277
Truck Hero, FRN, 3M USD LIBOR + 3.75%, 5.972%, 4/21/24	791	792
		2,069
Consumer Non-Cyclical 0.3%		
PharMerica, FRN, 3M USD LIBOR + 3.50%, 5.428%, 12/6/24	1,070	1,073
Wink Holdco, FRN, 3M USD LIBOR + 3.00%, 4.98%, 12/1/24	1,102	1,096
Wink Holdco, FRN, 3M USD LIBOR + 6.75%, 8.74%, 12/1/25	550	548
		2,717
Electric 0.1%		
Exgen Renewables IV, FRN, 3M USD LIBOR + 3.00%, 5.31% 11/28/24	559	561
		561
Energy 0.1%		
Fairmount Santrol, FRN, 3M USD LIBOR + 6.00%, 8.302% 11/1/22	204	204
Lucid Energy Group II, FRN, 3M USD LIBOR + 3.00%, 4.934% 2/18/25 (8)	465	460
		664
Industrial Other 0.2%		
Filtration Group, FRN, 3M USD LIBOR + 3.00%, 5.302% 3/29/25	1,230	1,236
		1,236
Technology 0.5%		
Kronos, FRN, 3M USD LIBOR + 3.00%, 5.358%, 11/1/23	255	256
Kronos, FRN, 3M USD LIBOR + 8.25%, 10.608%, 11/1/24	1,190	1,232
SS&C Technologies, FRN, 3M USD LIBOR + 2.50%, 4.48% 4/16/25	1,127	1,133

Uber Technologies, FRN, 3M USD LIBOR + 4.00%, 5.917% 3/22/25	1,300	1,307
		3,928
Total Bank Loans (Cost $15,009)		15,000

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.5%

Collateralized Mortgage Obligations 1.9%

Bank of America Funding Trust Series 2005-A, Class 5A1, CMO, ARM 1M USD LIBOR + 0.30%, 2.248%, 2/20/35	22	22
Bayview Opportunity Master Fund Trust Series 2017-SPL5, Class A, CMO, ARM 3.50%, 6/28/57 (1)	268	269
COLT Mortgage Loan Trust Series 2017-1, Class A3, CMO, ARM 3.074%, 5/27/47 (1)	79	79
COLT Mortgage Loan Trust Series 2018-1, Class A3, CMO, ARM 3.084%, 2/25/48 (1)	142	141
Connecticut Avenue Securities Series 2017-C03, Class 1M2, CMO, ARM 1M USD LIBOR + 3.00%, 4.96%, 10/25/29	300	321
Connecticut Avenue Securities Series 2017-C05, Class 1M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.16%, 1/25/30	380	386
Connecticut Avenue Securities Series 2017-C06, Class 2M2, CMO, ARM 1M USD LIBOR + 2.80%, 4.76%, 2/25/30	275	285
Connecticut Avenue Securities Series 2017-C07, Class 2M2, CMO, ARM 1M USD LIBOR + 2.50%, 4.46%, 5/25/30	470	480
Connecticut Avenue Securities Series 2018-C02, Class 2M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.16%, 8/25/30	235	236
Connecticut Avenue Securities Series 2018-C03, Class 1M2, CMO, ARM 1M USD LIBOR + 2.15%, 4.11%, 10/25/30	1,645	1,648

DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1M USD LIBOR + 0.84%, 2.788%, 9/19/44	308	302
Freddie Mac Whole Loan Securities Trust Series 2017-SC01, Class M1, CMO, ARM 3.593%, 12/25/46 (1)	1,438	1,427
Freddie Mac Whole Loan Securities Trust Series 2017-SC02, Class M1, CMO, ARM 3.874%, 5/25/47 (1)	528	529
Galton Funding Mortgage Trust Series 2018-1, Class A33, CMO, ARM 3.50%, 11/25/57 (1)	1,252	1,229
GMAC Mortgage Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 4.082%, 6/19/35	44	43
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 1M USD LIBOR + 0.19%, 2.15%, 6/25/37	31	31
Mill City Mortgage Loan Trust Series 2016-1, Class A1, CMO, ARM 2.50%, 4/25/57 (1)	115	113
Seasoned Credit Risk Transfer Trust Series 2017-2, Class M1, CMO, ARM 4.00%, 8/25/56 (1)	740	723
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 2.20%, 4.16%, 9/25/24	379	389
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 1.95%, 3.91%, 5/25/25	498	510
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 1M USD LIBOR + 2.90%, 4.86%, 7/25/28	274	281
Structured Agency Credit Risk Debt Notes Series 2017-HQA1, Class M2, CMO, ARM 1M USD LIBOR + 3.55%, 5.51%, 8/25/29	1,875	2,053
Structured Agency Credit Risk Debt Notes Series 2017-SPI1, Class M2, CMO, ARM 3.985%, 9/25/47 (1)	675	622

Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (1)	201	200
Towd Point Mortgage Trust Series 2016-4, Class M1, CMO, ARM 3.25%, 7/25/56 (1)	1,030	1,002
Towd Point Mortgage Trust Series 2017-1, Class M1, CMO, ARM 3.75%, 10/25/56 (1)	1,035	1,039
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.452%, 9/25/35	8	8
		14,368
Commercial Mortgage-Backed Securities 2.5%		
280 Park Avenue Mortgage Trust Series 2017-280P, Class B, ARM 1M USD LIBOR + 1.08%, 2.999%, 9/15/34 (1)	995	994
Ashford Hospitality Trust Series 2018-ASHF, Class C, ARM 1M USD LIBOR + 1.40%, 3.319%, 4/15/35 (1)	500	501
BANK 2017 Series 2017-BNK5, Class D, ARM 3.078%, 6/15/60 (1)	440	347
BENCHMARK Mortgage Trust Series 2018-B1, Class C, ARM 4.119%, 1/15/51	405	398
BX Trust Series 2017-IMC, Class D, ARM 1M USD LIBOR + 2.25%, 4.169%, 10/15/32 (1)	1,620	1,625
BX Trust Series 2018-GW, Class C, ARM 1M USD LIBOR + 1.22%, 3.12%, 5/15/35 (1)	1,040	1,038
CGGS Commercial Mortgage Trust Series 2018-WSS, Class B, ARM 1M USD LIBOR + 1.10%, 3.019%, 2/15/37 (1)	550	550
Citigroup Commercial Mortgage Trust Series 2015-P1, Class B, ARM 4.288%, 9/15/48	560	572

Commercial Mortgage PTC Series 2014-CR14, Class B, ARM 4.573%, 2/10/47	1,390	1,456
Commercial Mortgage PTC Series 2015-CR25, Class C, ARM 4.545%, 8/10/48	950	942
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.441%, 7/10/50	1,500	1,525
CSAIL Commercial Mortgage Trust Series 2016-C6, Class C, ARM 4.751%, 1/15/49	1,065	1,083
Great Wolf Trust Series 2017-WOLF, Class C, ARM 1M USD LIBOR + 1.32%, 3.389%, 9/15/34 (1)	1,325	1,328
Hilton Orlando Trust Series 2018-ORL, Class B, ARM 1M USD LIBOR + 1.05%, 2.969%, 12/15/34 (1)	940	941
InTown Hotel Portfolio Trust Series 2018-STAY, Class C, ARM 1M USD LIBOR + 1.25%, 3.169%, 1/15/33 (1)	745	746
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Trust Series 2015-C28, Class B 3.986%, 10/15/48	1,105	1,093
JPMorgan Chase Barclays Bank Commercial Mortgage Securities Trust Series 2015-C30, Class A5 3.822%, 7/15/48	60	61
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class B, ARM 3.397%, 8/15/49	185	176
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP5, Class AS, ARM 3.876%, 3/15/50	655	655
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.351%, 5/15/48	755	763
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28, Class C, ARM 4.593%, 1/15/49	1,580	1,591

Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34, Class C, ARM 4.187%, 11/15/52	535	519
		18,904
Home Equity 0.1%		
Citigroup Mortgage Loan Trust Series 2007-WFH3, Class A2, ARM 1M USD LIBOR + 0.16%, 2.12%, 6/25/37	14	14
Countrywide Asset-Backed Certificates Series 2004-BC1, Class M2, ARM 1M USD LIBOR + 1.605%, 3.565%, 1/25/34	35	35
GSAA Home Equity Trust Series 2005-11, Class 2A1, ARM 1M USD LIBOR + 0.28%, 2.24%, 10/25/35	55	55
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 1M USD LIBOR + 0.43%, 2.39%, 6/25/35	114	114
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	10	10
Wells Fargo Home Loan Equity Trust Series 2006-3, Class A2, ARM 1M USD LIBOR + 0.15%, 2.11%, 1/25/37	127	126
		354
Total Non-U.S. Government Mortgage-Backed Securities (Cost $33,557)		**33,626**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 10.9%

U.S. Government Agency Obligations 9.2% (9)		
Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	486	501
4.50%, 6/1/39 - 5/1/42	83	88
5.00%, 11/1/36 - 8/1/40	97	103
5.50%, 10/1/38	9	10
Federal National Mortgage Assn.		
3.00%, 10/1/46 - 7/1/47	13,171	12,785

3.50%, 11/1/45 - 8/1/46	6,750	6,745
4.00%, 1/1/41 - 8/1/47	17,732	18,136
4.50%, 7/1/39 - 8/1/47	1,333	1,398
5.00%, 7/1/33 - 2/1/42	651	699
5.50%, 4/1/35 - 5/1/44	1,360	1,482
6.00%, 4/1/35 - 2/1/39	256	283
6.50%, 9/1/36 - 8/1/37	61	69
Federal National Mortgage Assn., TBA		
3.00%, 6/1/48	8,730	8,462
3.50%, 6/1/48	18,470	18,406
		69,167
U.S. Government Obligations 1.7%		
Government National Mortgage Assn.		
2.50%, 2/20/43 - 9/20/46	1,579	1,507
3.00%, 7/20/47	1,291	1,265
3.50%, 9/15/41	73	74
4.00%, 9/20/40 - 6/20/47	5,741	5,909
4.50%, 3/20/47 - 9/20/47	1,417	1,475
5.00%, 3/20/41 - 1/20/48	2,182	2,296
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	115	24
4.50%, 11/20/39 - 12/20/39	127	7
		12,557
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $82,888)		**81,724**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 1.8%

U.S. Treasury Obligations 1.8%		
U.S. Treasury Bonds, 2.875%, 5/15/43	1,200	1,172
U.S. Treasury Bonds, 2.875%, 11/15/46 (10)	6,025	5,859
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	3,312	3,160

U.S. Treasury Notes, 1.25%, 12/31/18	95	95
U.S. Treasury Notes, 1.50%, 8/15/26	3,000	2,705
U.S. Treasury Notes, 1.625%, 5/15/26	320	293
Total U.S. Treasury Obligations		**13,284**
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $13,502)		**13,284**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 45.9%

Government Sponsored 0.3%		
Equate Petrochemical, 4.25%, 11/3/26 (1)	680	656
First Abu Dhabi Bank, VR, 5.25% (2)(3)	1,700	1,712
		2,368
Owned No Guarantee 4.9%		
Banco do Brasil, VR, 9.00% (2)(3)	1,000	1,009
Banco Nacional de Desenvolvimento, 5.50%, 7/12/20	1,120	1,150
Banco Nacional de Desenvolvimento, 5.75%, 9/26/23	1,450	1,503
CNAC HK Finbridge, 4.625%, 3/14/23	1,300	1,312
CRCC Yupeng, VR, 3.95% (2)(3)	1,440	1,437
Emirates NBD Tier 1, VR, 5.75% (2)(3)	2,000	2,010
Eskom Holdings, 7.125%, 2/11/25	2,475	2,498
Export-Import Bank of India, 3.875%, 10/2/19	1,550	1,560
Export-Import Bank of India, 8.375%, 7/24/25 (INR)	49,000	717
Export-Import Bank of India, 9.45%, 1/22/19 (INR)	43,000	642
Islandsbanki, 1.75%, 9/7/20 (EUR)	190	228
Israel Electric, 4.25%, 8/14/28 (1)	1,565	1,483
Landsbankinn, 1.625%, 3/15/21 (EUR)	2,180	2,623
Mexico City Airport Trust, 3.875%, 4/30/28	800	712
Mexico City Airport Trust, 5.50%, 7/31/47	400	351
Pelabuhan Indonesia III Persero, 4.875%, 10/1/24	300	303
Perusahaan Gas Negara Persero, 5.125%, 5/16/24 (1)	200	204

Perusahaan Gas Negara Persero, 5.125%, 5/16/24	1,200	1,225
Petrobras Global Finance, 7.25%, 3/17/44	3,530	3,327
Petrobras Global Finance, 7.375%, 1/17/27	100	102
Petroleos de Venezuela, 6.00%, 5/16/24 (5)(6)	770	178
Petroleos de Venezuela, 8.50%, 10/27/20 (5)(6)	431	369
Petroleos de Venezuela, 9.00%, 11/17/21 (5)(6)	510	136
Petroleos de Venezuela, 12.75%, 2/17/22 (5)(6)	15	4
Petroleos Mexicanos, 4.875%, 2/21/28 (EUR)	3,075	3,769
Petroleos Mexicanos, 6.50%, 3/13/27	3,055	3,112
Petroleos Mexicanos, 6.75%, 9/21/47	430	408
Petroleos Mexicanos, 7.19%, 9/12/24 (MXN)(1)	3,110	139
State Grid Overseas Investment, 4.125%, 5/7/24	1,400	1,431
Syngenta Finance, 3.933%, 4/23/21 (1)	1,420	1,417
YPF Sociedad Anonima, 6.95%, 7/21/27 (1)	250	232
YPF Sociedad Anonima, 8.75%, 4/4/24	1,025	1,061
		36,652
Sovereign 3.0%		
Arabian Republic of Egypt, 7.50%, 1/31/27 (1)	800	837
Commonwealth of Bahamas, 6.00%, 11/21/28 (1)	800	814
Dominican Republic, 5.50%, 1/27/25	1,000	998
Government of Jamaica, 6.75%, 4/28/28	200	216
Government of Jamaica, 7.875%, 7/28/45	400	451
Lebanese Republic, 6.85%, 3/23/27	835	706
Republic of Argentina, 5.875%, 1/11/28	120	105
Republic of Argentina, 6.875%, 1/26/27	85	81
Republic of Argentina, 7.125% (1)(2)	200	167
Republic of Argentina, 7.50%, 4/22/26	3,455	3,420
Republic of Argentina, 8.28%, 12/31/33	1,220	1,228
Republic of Brazil, 5.00%, 1/27/45	1,800	1,461
Republic of Colombia, 4.00%, 2/26/24	1,000	992

Republic of El Salvador, 5.875%, 1/30/25	70	66
Republic of El Salvador, 8.625%, 2/28/29	1,575	1,713
Republic of Ghana, 8.125%, 1/18/26	2,000	2,116
Republic of Ghana, 8.627%, 6/16/49 (1)	500	512
Republic of Indonesia, 4.125%, 1/15/25	300	298
Republic of Serbia, 4.875%, 2/25/20	1,500	1,521
Republic of Serbia, 7.25%, 9/28/21	200	219
Republic of South Africa, 4.665%, 1/17/24	100	100
Republic of South Africa, 5.875%, 9/16/25	300	313
Republic of Sri Lanka, 6.20%, 5/11/27 (1)	200	191
Republic of Sri Lanka, 6.85%, 11/3/25	200	201
Republic of Turkey, 11.875%, 1/15/30	285	394
Republic of Venezuela, 6.00%, 12/9/20 (5)(6)	205	59
Republic of Venezuela, 7.75%, 10/13/19 (5)(6)	400	117
Socialist Republic of Vietnam, 4.80%, 11/19/24	1,450	1,463
State of Qatar, 4.50%, 4/23/28 (1)	200	201
Sultanate of Oman, 6.75%, 1/17/48 (1)	950	908
United Mexican States, 3.625%, 3/15/22	700	700
		22,568
Treasuries 37.7%		
Bonos y Obligaciones del Estado, 1.60%, 4/30/25 (EUR)(1)	6,745	8,210
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27 (BRL)	44,850	11,162
Brazil Notas do Tesouro Nacional, Series F, BRL, 10.00% 1/1/23 (BRL)	34,330	9,070
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/27 (EUR)	5,590	6,551
Bundesrepublik Deutschland Bundesanleihe, 1.50%, 5/15/23 (EUR)	9,925	12,624
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 8/15/46 (EUR)	15	24
Commonwealth of Australia, 1.75%, 11/21/20 (AUD)	35,435	26,612

Government of Canada, 1.50%, 6/1/23 (CAD)	13,930	10,432
Government of Canada, 1.50%, 6/1/26 (CAD)	6,225	4,555
Government of Canada, 2.50%, 6/1/24 (CAD)	2,645	2,077
Government of Egypt, 17.15%, 7/5/26 (EGP)	54,000	3,276
Government of Egypt Treasury Bills, Zero Coupon 7/10/18 (EGP)	65,000	3,589
Government of India, 6.97%, 9/6/26 (INR)	580,000	8,082
Government of India, 8.12%, 12/10/20 (INR)	163,000	2,441
Government of India, 8.40%, 7/28/24 (INR)	244,540	3,687
Government of India, 8.60%, 6/2/28 (INR)	150,000	2,293
Government of Japan, 0.60%, 12/20/46 (JPY)	802,700	7,194
Government of Japan, 1.20%, 12/20/34 (JPY)	213,600	2,234
Government of Malaysia, 4.736%, 3/15/46 (MYR)	19,675	4,777
Government of the United Kingdom, 1.50%, 7/22/26 (GBP)	9,340	12,735
Government of the United Kingdom, 4.25%, 3/7/36 (GBP)	3,890	7,254
Government of Zambia, 11.00%, 8/29/21 (ZMW)	1,600	121
Government of Zambia, 11.00%, 12/5/21 (ZMW)	15,000	1,096
Government of Zambia, 11.00%, 2/27/22 (ZMW)	8,085	599
Italy Buoni Poliennali del Tesoro, 0.90%, 8/1/22 (EUR)	7,250	8,147
Italy Buoni Poliennali del Tesoro, 2.15%, 12/15/21 (EUR)	8,765	10,474
Kingdom of Thailand, 2.125%, 12/17/26 (THB)	143,000	4,308
Kingdom of Thailand, 4.875%, 6/22/29 (THB)	90,500	3,367
People's Republic of China, 3.13%, 4/13/22 (CNY)	22,420	3,479
Republic of Austria, 3.15%, 6/20/44 (EUR)(1)	975	1,610
Republic of Colombia, 6.00%, 4/28/28 (COP)	21,850,000	7,242
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	2,870	3,587
Republic of France, 0.25%, 11/25/26 (EUR)	12,275	14,105
Republic of Indonesia, 8.75%, 5/15/31 (IDR)	61,700,000	4,840
Republic of Indonesia, 9.00%, 3/15/29 (IDR)	37,052,000	2,974
Republic of Romania, 5.80%, 7/26/27 (RON)	6,400	1,715
Republic of Romania, RON, 5.85%, 4/26/23 (RON)	11,700	3,110

SHORT-TERM INVESTMENTS 9.4%

Money Market Funds 9.4%

T. Rowe Price Government Reserve Fund, 1.78% (12)(13)	70,343	70,343
		70,343
Total Short-Term Investments (Cost $70,343)		**70,343**
Total Investments in Securities		
101.6% of Net Assets (Cost $771,022)		**$ 761,479**

‡ Par/Shares and Notional Amounts are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at May 31, 2018 amounts to $96,064 and represents 12.8% of net assets.

(2) Perpetual security with no stated maturity date.

(3) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(4) Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(5) In default with respect to payment of interest.

(6) Non-income producing

(7) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(8) Level 3 in fair value hierarchy. See Note 2.

(9) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(10) At May 31, 2018, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(11) SEC 30-day yield

(12) Affiliated Company

(13) Seven-day yield

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

3M USD LIBOR Three month USD LIBOR (London interbank offered rate)

6M PLN WIBOR Six month PLN WIBOR (Warsaw interbank offered rate)

ARM Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula-based on the rates of the underlying loans

AUD Australian Dollar

(Amounts in 000's)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive	Deliver		Unrealized Gain/(Loss)
Bank of America Merrill Lynch	7/25/18	USD	545 ILS	1,902$	9
Bank of America Merrill Lynch	8/24/18	USD	11,876 EUR	9,882	248
Barclays Bank	7/13/18	USD	740 RON	2,809	36
Barclays Bank	7/20/18	USD	14,423 AUD	19,276	(159)
Barclays Bank	7/20/18	USD	1,686 GBP	1,234	42
Barclays Bank	8/3/18	USD	19,485 INR	1,309,559	229
Barclays Bank	8/16/18	USD	218 ILS	766	2
Barclays Bank	8/24/18	USD	11,869 EUR	9,882	240
BNP Paribas	7/3/18	USD	450 BRL	1,508	46
BNP Paribas	7/13/18	USD	739 RON	2,809	35
BNP Paribas	8/3/18	IDR	155,855,512 USD	11,069	39
CIBC World Markets	6/15/18	USD	2,554 AUD	3,254	93
CIBC World Markets	8/16/18	USD	654 ILS	2,298	5
CIBC World Markets	9/20/18	USD	435 ILS	1,528	3
Citibank	6/15/18	AUD	9,920 USD	7,481	21
Citibank	6/15/18	USD	2,556 AUD	3,254	95
Citibank	6/18/18	TRY	22,945 USD	4,794	237
Citibank	6/22/18	USD	6,842 CAD	8,615	193
Citibank	7/13/18	USD	2,231 RON	8,427	119
Citibank	7/13/18	USD	3,286 RSD	315,942	160
Citibank	7/20/18	GBP	8,115 USD	11,016	(201)
Citibank	7/20/18	JPY	1,483,590 USD	13,655	32
Citibank	7/20/18	USD	31,581 GBP	22,065	2,174
Citibank	7/20/18	USD	22,718 JPY	2,415,072	439
Citibank	7/25/18	USD	1,636 ILS	5,705	30
Citibank	8/10/18	USD	20,157 ZAR	255,747	257
Citibank	8/17/18	USD	15,839 RSD	1,552,746	478
Citibank	8/24/18	EUR	13,045 USD	15,694	(344)
Citibank	8/24/18	MXN	143,005 USD	7,136	(69)
Citibank	8/24/18	USD	35,661 EUR	29,649	772
Citibank	9/20/18	USD	216 ILS	759	1
Deutsche Bank	7/13/18	MYR	35,043 USD	8,793	(27)
Deutsche Bank	7/13/18	RUB	438,660 USD	7,079	(78)
Deutsche Bank	7/13/18	USD	4,510 MYR	17,522	127
Deutsche Bank	7/13/18	USD	15,054 RUB	960,248	(272)
Deutsche Bank	8/10/18	MYR	33,475 USD	8,396	(31)
Deutsche Bank	8/10/18	USD	4,481 MYR	17,872	15
Deutsche Bank	9/20/18	USD	218 ILS	764	2
HSBC Bank	6/18/18	USD	5,867 TRY	22,945	836
HSBC Bank	7/13/18	USD	4,523 MYR	17,521	140
HSBC Bank	8/3/18	CNY	21,961 USD	3,452	(44)
HSBC Bank	8/3/18	USD	2,378 ZMW	24,326	94

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has three classes of shares: the Global Multi-Sector Bond Fund (Investor Class), the Global Multi-Sector Bond Fund–Advisor Class (Advisor Class), and the Global Multi-Sector Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended May 31, 2018, the fund accepted $10,881,000 of in-kind subscriptions, all of which were from other T. Rowe Price funds.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2018, totaled $(2,000) for the year ended May 31, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2018, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2018, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 31% and 45% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2018, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 9% and 16% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and currency values and, for Options written, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2018, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2018, the notional amount of protection sold by the fund totaled $310,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2018, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 4% and 7% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 24% of the fund’s net assets were invested in emerging markets and 6% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At May 31, 2018, approximately 37% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2018, no collateral was pledged by the fund to counterparties for TBAs. Collateral pledged by counterparties to the fund for TBAs consisted of $176,000 as of May 31, 2018.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $519,449,000 and $258,950,000, respectively, for the year ended May 31, 2018. Purchases and sales of U.S. government securities aggregated $379,678,000 and $326,415,000, respectively, for the year ended May 31, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2018, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the year ended May 31, 2018 and May 31, 2017, were characterized for tax purposes as follows:

At May 31, 2018, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2018, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through September 30, 2019. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.95%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.01% of average net assets. Prior to December 1, 2017, the fund was subject to an operating expense limitation to the extent such operating expenses, on an annualized basis, exceeded 0.05% of average daily net assets. This agreement will continue until September 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements $276,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2018. Including this amount, expenses previously waived/paid by Price Associates in the amount of $504,000 remain subject to repayment by the fund at May 31, 2018.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2018, expenses incurred pursuant to these service agreements were $91,000 for Price Associates; $262,000 for T. Rowe Price Services, Inc.; and $12,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2018, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Global Multi-Sector Bond Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/18

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$489,000 from short-term capital gains
■	$489,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $1,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation on total expense ratio with respect to the Advisor Class and a contractual expense limitation on operating expenses with respect to the I Class). At an October 2017 meeting, the Board approved lowering the I Class operating expense limitation from 0.05% to 0.01%, effective December 1, 2017. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group and Advisor Class Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore*	President, Radian Guaranty (2008 to 2017); Member, Bazemore
(1959)	Consulting LLC (2018 to present); Member, Chimera Investment
2018	Corporation (2017 to present); Member, Federal Home Loan Bank of
[191]	Pittsburgh (2017 to present)

Ronald J. Daniels*	President, The Johns Hopkins University(b) and Professor, Political
(1959)	Science Department, The Johns Hopkins University (2009 to present);
2018	Director, Lyndhurst Holdings (2015 to present)
[191]

Anthony W. Deering**	Chairman, Exeter Capital, LLC, a private investment firm (2004 to 2017);
(1945)	Director and Advisory Board Member, Deutsche Bank North America
2008	(2004 to 2017); Director, Vornado Real Estate Investment Trust (2004
[0]	to 2012); Director, Under Armour (2008 to 2017); Director, Brixmor Real
Estate Investment Trust (2012 to 2017)

Bruce W. Duncan	Chief Executive Officer and Director (January 2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(January 2009 to September 2016), First Industrial Realty Trust, an
[191]	owner and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September 2016),
Starwood Hotels & Resorts, a hotel and leisure company; Director,
Boston Properties (May 2016 to present); Director, Marriott International,
Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to January 2016)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present); Board
(1956)	Member, Dunbar Armored (2012 to present)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of National
2013	Academy of Education (2010 to present); Director, MDRC, a nonprofit
[191]	education and social policy research organization (2011 to present);
Research Associate of Labor Studies Program at the National Bureau
of Economic Research (2011 to 2015); Board Member of the National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the
American Economic Association (2012 to 2017); Vice President (2015 to
2016), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company (1991 to present); Cofounder, Partner, and Cochairman of
2008	the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992
[191]	to 2015); Director, General Growth Properties, Inc. (2010 to 2013);
Director, Blackstone Mortgage Trust, a real estate finance company
(2012 to 2016); Director and Chairman of the Board, Brixmor Property
Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016) ); Director,
Invitation Homes (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Effective January 1, 2018, Ms. Bazemore and Mr. Daniels were elected as independent directors of the Price Funds.
**Mr. Deering served as an independent director of the Price Funds until November 17, 2017.
(a)All information about the independent directors was current as of December 31, 2017, except for the information provided for Ms. Bazemore and Mr. Daniels, which is current as of January 1, 2018.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2008	Board, Director, and Vice President, T. Rowe Price Investment Services,
[191]	Inc., and T. Rowe Price Services, Inc.; Chairman of the Board and
Director, T. Rowe Price Retirement Plan Services, Inc.; Chairman of the
Board, Chief Executive Officer, Director, and President, T. Rowe Price
International and T. Rowe Price Trust Company; Chairman of the Board,
all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
(1959)	International, and T. Rowe Price Trust Company
2015
[56]

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Position Held With Global Multi-Sector
Bond Fund	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price Singapore,
Vice President and Secretary	T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, T. Rowe Price Investment
Services, Inc., and T. Rowe Price Services, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Quentin S. Fitzsimmons (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Royal Bank of Scotland Group (to 2015)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gary J. Greb (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price International

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; Chief Legal
Officer and Vice President, T. Rowe Price Group,
Inc.; Vice President, T. Rowe Price and T. Rowe
Price International; Vice President, Price Hong
Kong and Price Singapore

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon Hofher Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and
T. Rowe Price Trust Company; formerly, Executive
Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,874,000 and $1,765,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 19, 2018